UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 6, 2015
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

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Item 7.01	Regulation FD Disclosure	1
	Signature	2

ITEM 7.01	Regulation FD Disclosure

On May 6, 2015, Rayonier Inc. (the "Company") issued a press release announcing financial results for the quarter ended March 31, 2015, as well as Form 8-K with the press release furnished as Exhibit 99.1 and incorporated by reference. The press release addressed the average delivered prices for New Zealand domestic sawtimber stating that “Average delivered prices for export sawtimber declined 15% to $102.60 per ton versus $120.62 per ton in the prior year period, while average delivered prices for domestic sawtimber declined 3% to $77.85 per ton versus $80.04 per ton in the prior year period.” The sentence should have read “Average delivered prices for export sawtimber declined 15% to $102.60 per ton versus $120.62 per ton in the prior year period, while average delivered prices for domestic sawtimber declined 12% to $70.77 per ton versus $80.04 per ton in the prior year period.” The correction of this information has no impact on the Company’s previously reported financial results for the quarter ended March 31, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK MCHUGH
Mark McHugh
Senior Vice President and
Chief Financial Officer
May 7, 2015

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